CONSENT OF INDEPENDENT AUDITORS

      We consent to the reference to our firm under the captions "Experts" and to the use of our report dated October 27, 2000, of Alloy Steel International, Inc. in the Registration Statement on Form SB-2 and the related Prospectus of Alloy Steel International, Inc.

                                              /s/Feldman Sherb & Co, P.C.
                                              FELDMAN SHERB & Co., P.C.
                                              Certified Public Accountants

New York, New York
November 1, 2000